EXHIBIT 24.1



                                 TBC CORPORATION



                            LIMITED POWER OF ATTORNEY




             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997;


             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Louis S. DiPasqua and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of February, 1998.





                                         /s/ Marvin E. Bruce
                                         Marvin E. Bruce


















                                 TBC CORPORATION



                            LIMITED POWER OF ATTORNEY




             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Louis S. DiPasqua and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of February, 1998.





                                         /s/ Robert E. Carroll, Jr.
                                         Robert E. Carroll, Jr.



















                                 TBC CORPORATION



                            LIMITED POWER OF ATTORNEY




             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Louis S. DiPasqua and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of February, 1998.





                                         /s/ Robert H. Dunlap
                                         Robert H. Dunlap



















                                 TBC CORPORATION



                            LIMITED POWER OF ATTORNEY




             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Louis S. DiPasqua and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of February, 1998.





                                         /s/ Dwain W. Higginbotham
                                         Dwain W. Higginbotham



















                                 TBC CORPORATION



                            LIMITED POWER OF ATTORNEY




             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Louis S. DiPasqua and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 7th day of February, 1998.





                                         /s/ Charles A. Ledsinger
                                         Charles A. Ledsinger



















                                 TBC CORPORATION



                            LIMITED POWER OF ATTORNEY




             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Louis S. DiPasqua and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of February, 1998.





                                         /s/ Richard A. McStay
                                         Richard A. McStay



















                                 TBC CORPORATION



                            LIMITED POWER OF ATTORNEY




             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Louis S. DiPasqua and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 6th day of February, 1998.





                                         /s/ Robert M. O'Hara
                                         Robert M. O'Hara



















                                 TBC CORPORATION



                            LIMITED POWER OF ATTORNEY




             WHEREAS, TBC Corporation (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1997;

             NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Louis S. DiPasqua and/or Ronald E. McCollough, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including any amendment to such report), and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of either of said attorneys.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 5th day of February, 1998.





                                         /s/ Robert R. Schoeberl
                                         Robert R. Schoeberl











                                      -115-